SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2002

TIER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-23195 (Commission File Number)	94-3145844 (IRS Employer Identification No.)

1350 Treat Boulevard, Suite 250 Walnut Creek, California (Address of principal executive offices)		94597 (Zip Code)

(925) 937-3950 (Registrant’s telephone number, including area code)

Item 2.                                   Acquisition or Disposition of Assets.

Acquisition of All the Issued and Outstanding Capital Stock of Official Payments Corporation.

    On July 25, 2002, pursuant to a tender offer, Tier Technologies, Inc., a California corporation (the “Company”) acquired approximately 97.5% of the issued and outstanding shares of Official Payments Corporation (“OPC”), a Delaware corporation.  On July 31, 2002, the Company acquired the remaining issued and outstanding OPC stock pursuant to a short-form merger of a wholly-owned subsidiary with and into OPC.  The purchase price was determined by arms-length negotiations between representatives of the Company and OPC and totaled approximately $70.6 million in cash, including approximately $2.6 million in acquisition costs.  The Acquisition was effected pursuant to an Agreement and Plan of Merger by and between the Company, Kingfish Acquisition Corporation and Official Payments Corporation dated as of May 30, 2002 (the “Merger Agreement”).  The description contained in this Item 2 of the transaction contemplated by the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was previously filed with the Company’s Schedule TO-T filed June 11, 2002.  OPC is a leading provider of electronic payment options to government entities.  The funds used by the Company in connection with the initial purchase price are from the Company’s working capital.  The Company intends to continue to use the acquired assets for the same general purpose as used by OPC.

Item 7.                                   Financial Statements and Exhibits.

(a)                                  Financial Statements of Business Acquired.  It is impracticable at this time for the Registrant to provide the financial statements of the acquired businesses.  Such financial statements will be filed by the Registrant as an amendment to this Form 8-K as soon as practicable, but, in any event, not later than sixty (60) days after the date hereof.

(b)                                 Pro Forma Financial Information.  It is impracticable at this time for the Registrant to provide the pro forma financial information relative to the acquired businesses.  Such pro forma financial information will be filed by the Registrant as an amendment to this Form 8-K as soon as practicable, but, in any event, not later than sixty (60) days after the date hereof.

(c)                                  Exhibits.

Exhibit No.                              Description

             2.1                               Agreement and Plan of Merger by and between Official Payments Corporation, Tier Technologies, Inc. and Kingfish Acquisition Corporation dated as of May 30, 2002 (filed as Exhibit (d)(1) to the Company’s Schedule TO-T filed with the Securities and Exchange Commission on June 11, 2002, and incorporated by reference herein).

             99.1                             Press release dated May 31, 2002 announcing agreement to acquire Official Payments Corporation (filed with the Company’s Schedule TO-T filed with the Securities and Exchange Commission on June 11, 2002, and incorporated by reference herein).

             99.2                             Press release dated July 25, 2002 announcing completion of tender offer to acquire Official Payments Corporation (filed as Exhibit (a)(5)(G) to the Company’s Schedule TO-T/A filed with the Securities and Exchange Commission on July 25, 2002, and incorporated by reference herein).

             99.3                             Press release dated August 1, 2002 announcing completion of acquisition of Official Payments Corporation.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.

By:	/s/ Laura B. DePole

Laura B. DePole

Chief Financial Officer

Date: August 8, 2002

EXHIBIT INDEX

Exhibit No.                      Description

             2.1                               Agreement and Plan of Merger by and between Official Payments Corporation, Tier Technologies, Inc. and Kingfish Acquisition Corporation dated as of May 30, 2002.*

             99.1                             Press release dated May 31, 2002 announcing agreement to acquire Official Payments Corporation.*

             99.2                             Press release dated July 25, 2002 announcing completion of tender offer to acquire Official Payments Corporation.*

             99.3                             Press release dated August 1, 2002 announcing completion of acquisition of Official Payments Corporation.

*  Previously filed